Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT: Timothy W. Henry
Telephone: (704) 344.8150
Email: Thenry@fairpoint.com

FAIRPOINT REPORTS STABLE SECOND QUARTER
OPERATING RESULTS

CHARLOTTE, N.C. (Aug. 11, 2003) – FairPoint Communications, Inc. (“FairPoint”) today announced its financial results for the second quarter ended June 30, 2003 and its six-month results for the period ended June 30, 2003.

Highlights of FairPoint’s financial results for the second quarter from continuing operations, compared with the same quarter a year ago, include:

•                  Consolidated revenues increased 3.1 percent to $57.3 million.

•                  RLEC revenues increased 2.5 percent to $55.8 million.

•                  Adjusted consolidated 2003 earnings before interest, taxes, depreciation and amortization (EBITDA) increased 7.3 percent to $33.4 million.

•                  Adjusted RLEC EBITDA increased 7.0 percent to $33.2 million.

•                  Access line equivalents (voice plus DSL) increased 0.7 percent when compared to the previous quarter.

Results for the second-quarter ended June 30, 2003

FairPoint reported second-quarter consolidated revenues from continuing operations of $57.3 million, a 3.1 percent increase compared to $55.6 million for the three months ended June 30, 2002.  The RLEC companies reported revenues of $55.8 million, an increase of 2.5 percent compared to $54.5 million for the same period in 2002.   FairPoint’s wholesale long distance subsidiary, FairPoint Carrier Services, Inc. (“Carrier Services”) reported revenues of $1.5 million, a 36.4 percent increase compared to $1.1 million for the second-quarter of 2002.

Adjusted Consolidated EBITDA from continuing operations (excluding non-cash items and competitive local exchange carrier (“CLEC”) discontinued operations, but including results from our South Dakota properties which are pending divestiture) was $33.4 million, a 7.3 percent increase from $31.1 million for the same period in 2002.  This year over year increase was primarily attributed to the 3.1 percent increase in consolidated revenues. Adjusted RLEC EBITDA from continuing operations (excluding non-cash items, but including results from our South Dakota properties which are pending divestiture) was $33.2 million, a 7.0 percent increase from $31.0 million in the second quarter of 2002.  Carrier Services reported EBITDA of $0.1 million in the second quarter of 2003, an increase of $0.1 million from last year.

FairPoint reported a consolidated net loss after taxes of $0.5 million compared to  consolidated net income of $11.1 million for the same period in 2002.  This year over year change was attributed to a gain on CLEC discontinued operations of $18.3 million in 2002.  FairPoint reported a $6.7 million decrease in loss from continuing operations during the three- month period ended June 30, 2003 as compared to the same period in 2002.

See the attached “EBITDA Reconciliation” table for an explanation of our calculation of EBITDA, Adjusted Consolidated EBITDA and Adjusted RLEC EBITDA and a reconciliation of such items to net cash provided by operating activities of continuing operations.

Results for the six month period ended June 30, 2003

FairPoint reported six-month consolidated revenues from continuing operations of $113.1 million, a 0.3 percent increase compared to $112.7 million for the six months ended June 30, 2002.  The RLEC companies reported revenues of $110.3 million, an increase of 1.9 percent compared to $108.2 million last year.   Carrier Services reported revenues of $2.8 million, a 37.8 percent decrease compared to $4.5 million for the six-month period in 2002.

Adjusted Consolidated EBITDA from continuing operations (excluding non-cash items and CLEC discontinued operations, but including the operations from our South Dakota properties pending divestiture) was $67.2 million in the six-month period in 2003, a 1.9 percent increase from $65.9 million for the same period in 2002.  This year over year increase was mainly attributed to an increase in revenues of $0.4 million and a decrease in cash operating expenses of $0.5 million.  Adjusted RLEC EBITDA from continuing operations (excluding non-cash items, but including the operations from our South Dakota properties pending divestiture) was $66.8 million, a 2.4 percent increase from $65.3 million for the same period in 2002.  Carrier Services reported EBITDA of $0.3 million for the six-month period of 2003 compared to $0.6 million last year.

FairPoint reported consolidated net income after taxes of $0.8 million for the six-month period of 2003 compared to $16.6 million for the same period in 2002.  This year over year change was attributed to a gain on CLEC discontinued operations of $18.3 million in 2002.  FairPoint reported a $2.5 million decrease in loss from continuing operations during the six-month period ended June 30, 2003 as compared to the same period in 2002.

For the quarter ended June 30, 2003, access line equivalents (voice plus DSL) increased 0.7 percent to 251,597 from 249,274 at March 31, 2003.  For the six-month period ended June 30, 2003, access line equivalents (voice plus DSL) increased 1.2 percent from 248,581 at December 31, 2002.

RLEC Acquisition Pending in New York State

Since the first quarter earnings release, the Company, MJD Ventures, Inc. and FairPoint Berkshire Corporation (“FairPoint Berkshire”) executed an agreement and plan of merger, dated June 18, 2003, with Berkshire Telephone Corporation (“Berkshire”) to merge FairPoint Berkshire with Berkshire, pending required regulatory approvals.  Shareholders of Berkshire would receive approximately $19.2 million, subject to adjustment.  Berkshire is an independent local exchange carrier that provides voice communication services to over 6,700 access lines serving five communities in New York State.  Berkshire communities of service are adjacent to Taconic Telephone Corp., one of the Company’s subsidiaries.  This acquisition is expected to close during the first quarter of 2004.

“Similar to our announcement last quarter upon executing an agreement to acquire Community Service Telephone Co. located in Maine, the Berkshire acquisition is consistent with our objective to acquire strategically located companies and rationalize our footprint.  Berkshire is adjacent to FairPoint’s Taconic Telephone Corp.,” said Gene Johnson, FairPoint’s Chief Executive Officer.   “With this acquisition we will enable Berkshire and Taconic customers to benefit from enhanced communications services offerings, customer service and other synergies which will result from the merger.”

About FairPoint

FairPoint Communications, Inc. is one of the leading providers of telecommunications services to rural communities across the country.  Incorporated in 1991, FairPoint’s mission is to acquire and operate telecommunications companies that set the standard of excellence for the delivery of service to rural communities.  Today, FairPoint owns and operates 29 rural local exchange companies located in 18 states.  FairPoint serves customers with 251,597 access line equivalents (voice plus DSL) and offers an array of services including local voice, long distance, data and Internet.

Forward Looking Statement

The statements in this news release that are not historical facts are forward-looking statements that are subject to material risks and uncertainties.  Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors which are discussed in previous FairPoint Communications, Inc. filings with the Securities and Exchange Commission.   These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions, acquisitions and divestitures, growth and expansion risks, the availability of equipment, materials, inventories and programming, product acceptance, and the ability to construct, expand and upgrade its services and facilities.   FairPoint does not undertake to update any forward-looking statements in this news release or with respect to matters described herein.

# # #

FairPoint Communications, Inc.

Consolidated and Rural Local Exchange Comparative Financial Information

For the Three and Six Months Ended June 30, 2003 and 2002

($ million)	Three-Months Ended 06/30/03		Three-Months Ended 06/30/02
Consolidated Results from Continuing Operations:
Revenues	$57,285		$55,570
Operating expenses	39,383		38,721
Income from operations	17,902		16,849
Other expense	(18,883	)(1)(2)	(24,530	)(3)(4)
Income from continuing operations before income taxes	(981)		(7,681)
Income (loss) from discontinued operations - CLEC	—		18,308
Income from discontinued operations - SD Divestiture	608		601
Income taxes	(131)		(144)
Minority Interest in income of subsidiaries	—		(1)
Net income (loss)	$(504)		$11,083

Adjusted Consolidated EBITDA	$33,351		$31,080
Free Cash Flow	2,778		4,413

Other information:
Gross property, plant and equipment	$630,671		$605,285
Capital expenditures	6,947		5,972
Interest expense (adjusted for amortization)	22,264		19,174

Rural Local Exchange Operations:
Revenues	$55,818		$54,473
Operating expenses	37,986		37,675
Income from operations	17,832		16,798
Other income (expense)	(18,407	)(2)	(18,593	)(3)
Earnings (Loss) before income taxes	(575)		(1,795)
Income from discontinued operations - SD Divestiture	608		601
Income taxes	(275)		(144)
Minority Interest in income of subsidiaries	—		(1)
Net income (loss)	$(242)		$(1,339)

Adjusted RLEC EBITDA	$33,207		$31,025
Free Cash Flow	3,286		4,607

Other information:
Gross property, plant and equipment	$630,586		$605,210
Capital expenditures	6,943		5,972
Interest expense (adjusted for amortization)	21,718		18,857

	Six-Months Ended 06/30/03		Six-Months Ended 06/30/02
Consolidated Results from Continuing Operations:
Revenues	$113,097		$112,726
Operating expenses	77,067		76,105
Income from operations	36,030		36,621
Other expense	(36,205	)(5)(6)(7)(8)	(39,164	)(10)(11)
Income from continuing operations before income taxes	(175)		(2,543)
Income (loss) from discontinued operations	—		18,308
Income from discontinued operations - SD Divestiture	1,234		1,175
Income taxes	(268)		(355)
Minority Interest in income of subsidiaries	(1)		(1)
Net income (loss)	$790		$16,584

Adjusted Consolidated EBITDA	$67,153		$65,914
Free Cash Flow	12,187		14,897

Other information:
Gross property, plant and equipment	$630,671		$605,285
Capital expenditures	10,489		10,009
Interest expense (adjusted for amortization)	42,053		37,884

Rural Local Exchange Operations:
Revenues	$110,240		$108,208
Operating expenses	74,445		72,193
Income from operations	35,795		36,015
Other income (expense)	(35,814	)(7)(8)(9)	(33,230	)(10)
Earnings (Loss) before income taxes	(19)		2,785
Income from discontinued operations - SD Divestiture	1,234		1,175
Income taxes	(322)		(355)
Minority Interest in income of subsidiaries	(1)		(1)
Net income (loss)	$892		$3,604

Adjusted RLEC EBITDA	$66,842		$65,298
Free Cash Flow	13,197		14,506

Other information:
Gross property, plant and equipment	$630,586		$605,210
Capital expenditures	10,479		10,009
Interest expense (adjusted for amortization)	40,934		37,567
Access line equivalents (voice plus DSL)	251,597		249,306

Footnotes:

(1)     Includes $0.5 million interest expense on Carrier Services long term debt for the three months ended June 30, 2003.

(2)     Includes FASB 133 mark-to-market gain of $1.9 million for the three months ended June 30, 2003.

(3)     Includes FASB 133 mark-to-market loss of $0.9 million for the three months ended June 30, 2002.

(4)     Includes $5.6 million impairment of Choice One stock for the three months ended June 30, 2002.

(5)     Includes $1.1 million interest expense on Carrier Services long term debt for the six months ended June 30, 2003.

(6)     Includes $3.5 million gain on extinguishment of debt for the six months ended June 30, 2003.

(7)     Includes $5.0 million write off of loan origination costs for the six months ended June 30, 2003.

(8)     Includes FASB 133 mark-to-market gain of $3.9 million for the six months ended June 30, 2003.

(9)     Includes $2.8 million gain on extinguishment of debt for the six months ended June 30, 2003.

(10)   Includes FASB 133 mark-to-market gain of $1.0 million for the six months ended June 30, 2002.

(11)   Includes $5.6 million impairment of Choice One stock for the six months ended June 30, 2002.

FairPoint Communications, Inc.

Sequential Financial Information for the Quarters ending June 30 and March 31, 2003, December 31, September 30 and June 30, 2002

($ million)	Three-Months Ended 6/30/03	Three-Months Ended 3/31/03	Three-Months Ended 12/31/02	Three-Months Ended 9/30/02	Three-Months Ended 6/30/02
Consolidated Results:
Revenues:
Local calling services	$14,255	$13,691	$13,797	$13,901	$13,745
USF - high cost loop support	4,865	5,001	6,261	5,964	5,241
Interstate access revenue	16,364	15,479	18,667	16,106	15,844
Intrastate access revenue	10,815	10,737	10,863	10,927	10,603
Long distance services	3,895	3,840	3,759	4,027	3,520
Data and internet services	2,691	2,718	2,522	2,353	2,328
Other services	4,400	4,346	4,445	4,501	4,289
Total revenues	57,285	55,812	60,314	57,779	55,570
Operating expenses	39,383	37,684	43,766	37,627	38,721
Income from operations	17,902	18,128	16,548	20,152	16,849
Other income (expense)	(18,883)	(17,322)	(20,806)	(21,525)	(24,530)
Earnings (loss) from continuing operations before income taxes	(981)	806	(4,258)	(1,373)	(7,681)
Income (loss) from discontinued operations - CLEC	—	—	(534)	1,726	18,308
Income from discontinued operations - SD Divestiture	608	626	609	649	601
Income taxes	(131)	(137)	(94)	(69)	(144)
Minority interest in income of subsidiaries	—	(1)	(1)	—	(1)
Net income (loss)	$(504)	$1,294	$(4,278)	$933	$11,083

Adjusted Consolidated EBITDA	$33,351	$33,802	$33,505	$34,487	$31,080
Free Cash Flow	2,778	9,409	(6,688)	3,926	4,413

Other information:
Gross property, plant and equipment	$630,671	$635,915	$624,091	$613,545	$605,285
Capital expenditures	6,947	3,542	19,800	9,722	5,972
Interest expense (adjusted for amortization)	22,264	19,789	18,929	19,416	19,174

($ million)	Three-Months Ended 6/30/03	Three-Months Ended 3/31/03	Three-Months Ended 12/31/02	Three-Months Ended 9/30/02	Three-Months Ended 6/30/02
Rural Local Exchange Operations:

Revenues:
Local calling services	$14,258	$13,693	$13,799	$13,903	$13,749
USF - high cost loop support	4,865	5,001	6,261	5,964	5,241
Interstate access revenue	16,364	15,479	18,667	16,106	15,844
Intrastate access revenue	10,815	10,737	10,863	10,927	10,603
Long distance services	2,416	2,439	2,349	2,630	2,446
Data and internet services	2,691	2,718	2,522	2,353	2,328
Other services	4,409	4,355	4,482	4,502	4,262
Total revenues	55,818	54,422	58,943	56,385	54,473
Operating expenses	37,986	36,459	42,770	36,454	37,675
Income from operations	17,832	17,963	16,173	19,931	16,798
Other income (expense)	(18,407)	(17,407)	(19,485)	(19,129)	(18,593)
Earnings (loss) before income taxes	(575)	556	(3,312)	802	(1,795)
Income taxes	(275)	(47)	(94)	(69)	(144)
Income from discontinued operations - SD Divestiture	608	626	609	649	601
Minority inerest in income of subsidiaries	—	(1)	(1)	—	(1)
Net income (loss)	$(242)	$1,134	$(2,798)	$1,382	$(1,339)

Adjusted RLEC EBITDA	$33,207	$33,635	$33,126	$34,261	$31,024
Free Cash Flow	3,286	9,911	(6,481)	4,279	4,607

Other information:
Gross property, plant and equipment	$630,586	$635,834	$624,016	$613,470	$605,210
Capital expenditures	6,943	3,536	19,800	9,722	5,972
Interest expense (adjusted for amortization)	21,718	19,216	18,343	18,837	18,857
Access line equivalents (voice plus DSL)	251,597	249,717	248,581	249,255	249,306

FairPoint Communications, Inc.

EBITDA

RECONCILATION

For the Three and Six Months Ended June 30, 2003 and 2002

	Three-Months Ended 06/30/03	Three-Months Ended 06/30/02

Net cash provided by operating activities of continuing operations	$3,734	$2,857
Adjustments:
Depreciation and amortization	(12,110)	(11,375)
Impairment of investments	—	(5,621)
Other non-cash items	3,162	1,431
Changes in assets and liabilities arising from continuing operations, net of acquisitions	4,102	4,882
Income from continuing operations	(1,112)	(7,826)
Adjustments:
Interest expense	23,299	20,062
Provision for income taxes	131	144
Depreciation and amortization	12,110	11,375
EBITDA	34,428	23,755
Adjustments:
South Dakota Divestiture EBITDA	779	794
Stock-based compensation, net of forfeitures	—	—
FASB 133	(1,856)	910
Impairment of investments	—	5,621
Gain on extinguishment of debt	—	—
Write off loan origination costs	—	—
Adjusted Consolidated EBITDA	33,351	31,080
Carrier Services EBITDA	(144)	(55)
Adjusted RLEC EBITDA	$33,207	$31,025

	Six-Months Ended 06/30/03	Six-Months Ended 06/30/02

Net cash provided by operating activities of continuing operations	$19,889	$26,745
Adjustments:
Depreciation and amortization	(24,197)	(22,915)
Impairment of investments	—	(5,621)
Other non-cash items	5,203	5,146
Changes in assets and liabilities arising from continuing operations, net of acquisitions	(1,339)	(6,254)
Income (loss) from continuing operations	(444)	(2,899)
Adjustments:
Interest expense	44,003	39,472
Provision for income taxes	268	355
Depreciation and amortization	24,197	22,915
EBITDA	68,024	59,843
Adjustments:
South Dakota Divestiture EBITDA	1,577	1,612
Stock-based compensation, net of forfeitures	—	(197)
FASB 133	(3,949)	(965)
Impairment of investments	—	5,621
Gain on extinguishment of debt	(3,466)	—
Write off loan origination costs	4,967	—
Adjusted Consolidated EBITDA	67,153	65,914
Carrier Services EBITDA	(311)	(616)
Adjusted RLEC EBITDA	$66,842	$65,298

“EBITDA” means net income (loss) from continuing operations before interest expense, income taxes, and depreciation and amortization. We believe EBITDA is useful to investors because EBITDA is commonly used in the telecommunications industry to analyze companies on the basis of operating performance, leverage and liquidity.  We believe EBITDA allows a standardized comparison between companies in the industry, while minimizing the differences from depreciation policies, financial leverage and tax strategies.  EBITDA is also used in covenants in credit facilities and high yield debt indentures to measure a borrower’s ability to incur debt and for other purposes, and may be the preferred measure for these covenants in our credit facility and in the indentures for our senior subordinated notes and the notes that limit our ability to incur debt are based upon EBITDA.  While providing useful information, EBITDA should not be considered in in isolation or as a substitute for consolidated statement of operations and cash flows data prepared in accordance with generally accepted accounting princples.  Adjusted Consolidated EBITDA is EBITDA as adjusted for the items noted in the above reconciliation.  Adjusted RLEC EBITDA is Adjusted Consolidated EBITDA excluding Carrier Services EBITDA.

FairPoint Communications, Inc.

Sequential QTR / QTR Free Cash Flow

	Three-Months Ended 06/30/03	Three-Months Ended 03/31/03	Three-Months Ended 12/31/02	Three-Months Ended 09/30/02	Three-Months Ended 06/30/02
Consolidated Results:

Adjusted Consolidated EBITDA	$33,351	$33,802	$33,505	$34,487	$31,080
Less:
Scheduled principal payments	1,231	925	1,370	1,354	1,377
Interest expense (adjusted for amortization)	22,264	19,789	18,929	19,416	19,174
Capital expenditures	6,947	3,542	19,800	9,722	5,972
Income taxes	131	137	94	69	144
Consolidated Free Cash Flow	$2,778	$9,409	$(6,688)	$3,926	$4,413

Rural Local Exchange Operations:

Adjusted RLEC EBITDA	$33,207	$33,635	$33,126	$34,261	$31,024
Less:
Scheduled principal payments	985	925	1,370	1,354	1,377
Interest expense (adjusted for amortization)	21,718	19,216	18,343	18,837	18,857
Capital expenditures	6,943	3,536	19,800	9,722	5,972
Income taxes	275	47	94	69	211
Rural Local Exchange Free Cash Flow	$3,286	$9,911	$(6,481)	$4,279	$4,607

Financial Statements

FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

	June 30, 2003	December 31, 2002
	(unaudited)
	(Dollars in thousands)
Assets
Current assets:
Cash	$7,784	5,394
Accounts receivable	25,958	25,024
Other	6,319	5,463
Assets of discontinued operations	615	806
Assets held for sale	16,467	16,647
Total current assets	57,143	53,334
Property, plant, and equipment, net	258,351	271,690
Other assets:
Investments	43,695	43,627
Goodwill, net of accumulated amortization	443,781	443,781
Deferred charges and other assets	24,316	16,821
Total other assets	511,792	504,229
Total assets	$827,286	829,253
Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable	$13,804	20,664
Current portion of long-term debt and other long-term liabilities	13,304	6,240
Demand notes payable	416	427
Accrued interest payable	17,221	10,501
Other accrued liabilities	19,611	21,208
Liabilities of discontinued operations	3,583	5,065
Liabilities held for sale	692	639
Total current liabilities	68,631	64,744
Long-term liabilities:
Long-term debt, net of current portion	802,218	798,486
Liabilities of discontinued operations	5,039	5,265
Deferred credits and other long-term liabilities	11,828	13,449
Total long-term liabilities	819,085	817,200
Commitments and contingencies
Minority interest	16	16
Common stock subject to put options	2,136	3,136
Redeemable preferred stock	87,650	90,307
Stockholders’ deficit:
Common stock	499	499
Additional paid-in capital	198,050	206,942
Accumulated other comprehensive loss	(17)	(1,132)
Accumulated deficit	(348,764)	(352,459)
Total stockholders’ deficit	(150,232)	(146,150)
Total liabilities and stockholders’ deficit	$827,286	829,253

FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2003	2002	2003	2002
	(Dollars in thousands)

Revenues	$57,285	55,570	113,097	112,726
Operating expenses:
Operating expenses, excluding depreciation and amortization and stock-based compensation	27,273	27,346	52,870	53,387
Depreciation and amortization	12,110	11,375	24,197	22,915
Stock-based compensation	—	—	—	(197)
Total operating expenses	39,383	38,721	77,067	76,105
Income from operations	17,902	16,849	36,030	36,621
Other income (expense):
Net gain (loss) on sale of investments and other assets	104	(50)	109	305
Interest and dividend income	270	478	729	1,091
Interest expense	(23,299)	(20,062)	(44,003)	(39,472)
Impairment on investments	—	(5,621)	—	(5,621)
Equity in net earnings of investees	2,185	1,634	4,513	3,568
Other nonoperating, net	1,857	(909)	2,447	965
Total other expense	(18,883)	(24,530)	(36,205)	(39,164)
Loss from continuing operations before income taxes	(981)	(7,681)	(175)	(2,543)
Income tax expense	(131)	(144)	(268)	(355)
Minority interest in income of subsidiaries	—	(1)	(1)	(1)
Loss from continuing operations	(1,112)	(7,826)	(444)	(2,899)
Discontinued operations	608	18,909	1,234	19,483
Net income (loss)	(504)	11,083	790	16,584
Redeemable preferred stock dividends and accretion	(4,202)	(2,527)	(8,892)	(2,527)
Gain on repurchase of redeemable preferred stock	—	—	2,905	—
Net income (loss) attributed to common shareholders	$(4,706)	8,556	(5,197)	14,057

FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six months ended June 30,
	2003	2002
	(Dollars in thousands)
Cash flows from operating activities:
Net income	$790	16,584
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Income from discontinued operations	(1,234)	(19,483)
Amortization of debt issue costs	2,000	1,641
Depreciation and amortization	24,197	22,915
Gain on early retirement of debt	(3,466)	—
Write-off of debt issue costs	4,967	—
Other non cash items	(8,704)	(1,167)
Changes in assets and liabilities arising from operations:
Accounts receivable and other current assets	(1,371)	7,081
Accounts payable and accrued expenses	2,710	(1,080)
Income taxes	443	149
Other assets/liabilities	(443)	105
Total adjustments	19,099	10,161
Net cash provided by operating activities of continuing operations	19,889	26,745
Cash flows from investing activities of continuing operations:
Acquisitions of telephone properties	(1,795)	—
Net capital additions	(10,167)	(9,769)
Distributions from investments	6,227	5,165
Other, net	(323)	(217)
Net cash used in investing activities of continuing operations	(6,058)	(4,821)
Cash flows from financing activities of continuing operations:
Debt issue costs	(14,826)	(42)
Proceeds from issuance of long-term debt	295,180	58,455
Repayments of long-term debt	(281,479)	(69,042)
Repurchase of preferred and common stock	(9,645)	(1,002)
Net cash used in financing activities of continuing operations	(10,770)	(11,631)
Net cash contributed from continuing operations to discontinued operations	(671)	(8,596)
Net increase in cash	2,390	1,697
Cash, beginning of period	5,394	2,919
Cash, end of period	$7,784	4,616
Supplemental disclosures of noncash financing activities:
Redeemable preferred stock dividends paid in kind	$8,163	2,286
Gain on repurchase of redeemable preferred stock	$2,905	—
Accretion of redeemable preferred stock	$729	241
Long-term debt issued in connection with Carrier Services’ Tranche B interest payment	$796	—